UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2013
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-08733	85-0212139
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1 West Wetmore Road, Suite 203
Tucson, Arizona	85705
(Address of principal executive offices)	(Zip Code)

520-292-0266
Registrant's telephone number, including area code

__________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
1.01	Entry Into a Material Definitive Agreement
9.01	Financial Statements and Exhibits

2.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01         Entry Into a Material Definitive Agreement

On March 20, 2013, Nord Resources Corporation (the “Corporation”) entered into an amending agreement (the “Amendment”) with Red Kite Master Fund Limited (“Red Kite”). The Amendment amends the Corporation’s existing cathode sales agreement (the “Sales Agreement”) with Red Kite, which was disclosed in the Corporation’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on January 4, 2013.

The key amendment to the Sales Agreement is that the term has been extended from March 31, 2013 until June 30, 2013. After June 30, 2013, the Sales Agreement is renewable by mutual agreement of both parties.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits

Exhibit No.	Exhibit
99.1	News release dated March 21, 2013**

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION

By:
DATE: March 21, 2013		/s/ Wayne M. Morrison
Wayne M. Morrison
Chief Executive Officer

3.